Exhibit 10.2

                              CONSIGNMENT AGREEMENT

Dated this ______ day of _______, 2005.

Between Panorama Investments Corp. and _________________________________________

Of (address) ___________________________________________________________________

Telephone number ____________________________  ID ______________________________

This is to certify that the undersigned agrees to sell the following goods supplied by Panorama Investments Corp. on consignment. The wholesale price of the goods is listed below and the consignee agrees to sell the goods at a reasonable retail price of his choosing, with the consignor receiving the wholesale price for every product sold at the end of each day.

The consignee also agrees that they will be responsible for all goods left in their care to sell from theft or damage. The merchandise will be counted and listed below when left with the consignee. And the consignee agrees to pay for all merchandise not returned to the consignor at the end of the day when the items are picked up and counted again.

                        ITEMS RECEIVED UNDER CONSIGNMENT

ITEMS RECEIVED           Wholesale Price          ITEMS SOLD         Money Owed
--------------           ---------------          ----------         ----------

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Signature ____________________                Total Amount Due _________________